Supplement dated April 20, 2015
to the Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Strategic Income Fund	3/1/2015
Effective May 1, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Colin Lundgren, CFA	Managing Director and Head of Fixed Income	Lead Manager	2010
Brian Lavin, CFA	Senior Portfolio Manager	Co-manager	2010
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2010
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP232_10_004_(04/15)